Exhibit 23 (c)(x)

                        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
               Share Certificate for Original Class of Shares (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                          8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account Funds

                           A MASSACHUSETTS BUSINESS TRUST
                           SERIES: OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

(at left)   THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
                                                    (box with number)


         (at left)             is the owner of

         (centered)        FULLY PAID SHARES OF BENEFICIAL  INTEREST OF


                    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
                  a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.






   (signature                              Dated:              (signature
    at left of seal)                                           at right of seal)

         /s/ Brian W. Wixted                           /s/ Bridget A. Macaskill
         -----------------------                          -------------------
         TREASURER                                            PRESIDENT


                               (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                      SEAL
                                      1984
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                         Countersigned
                                         OPPENHEIMERFUNDS SERVICES (A DIVSION
                                           OF OPPENHEIMERFUNDS, INC.)
                                        Denver (Colo.)      Transfer Agent

                                          By ____________________________
                                                 Authorized Signature


II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)           (Minor)

                                   UNDER UGMA/UTMA ___________________
                                                        (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s)
unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

--------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________ Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                Signed: __________________________

                                            (Both must sign if joint tenancy)

                                Signature(s) __________________________
                                guaranteed        Name of Firm or Bank
                                            by:  _____________________________
                                                    Signature of  Officer

(text printed                   NOTICE: The signature(s) to this assignment
vertically to right           must correspond with the name(s) as
of above paragraph)     written upon the right of above face of the certificate
                        in every particular paragraph) without alteration or enlargement or any change whatever.

(text printed in              Signatures must be guaranteed by a U.S.
box   to   left   of          commercial   bank   or   trust   company,   a
signature(s)                  Federally-chartered    savings   and   loan
                              association, a foreign bank having a U.S. firm of a national securities exchange.